Exhibit No. 99	Letter from Dohan & Company

Dohan and Company	7700 North Kendall Drive, 200
Certified Public Accountants	Miami, Florida 33156-7578
A Professional Association	Telephone: (305) 274-1366

September 9, 2009

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC

Dear Sir and/or Madam:

We have read the statements about our firm included in the Form 8-K of International Commercial Television, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained herein.

Yours truly,

/s/ Dohan and Company, CPA's

Dohan and Company CPAs